                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2000

                                TIME WARNER INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       1-12259                  13-3527249
----------------------        ------------------------   --------------------
(State or other jurisdiction       (Commission             (I.R.S. Employer
of incorporation)                  File Number)          Identification No.)


                    75 Rockefeller Plaza, New York, NY 10019
             -----------------------------------------------------
              (Address of principal executive offices) (zip code)

                                 (212) 484-8000
                     --------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                     ---------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

         Time Warner classifies its business interests into six fundamental areas: Cable Networks, consisting principally of interests in cable television programming; Publishing, consisting principally of interests in magazine publishing, book publishing and direct marketing; Music, consisting principally of interests in recorded music and music publishing; Filmed Entertainment, consisting principally of interests in filmed entertainment, television production and television broadcasting; Cable, consisting principally of interests in cable television systems; and Digital Media, consisting principally of interests in Internet-related and digital media businesses.

         In the first quarter of 2000, Time Warner reclassified its share of the operating results of the Columbia House Company Partnerships ("Columbia House"), a 50%-owned equity investee, from Time Warner's Music division to interest and other, net. This reclassification was made to reflect a change in how management classifies Time Warner's share of the operating results of Columbia House. This reclassification resulted primarily from the planned restructuring of Columbia House's traditional direct-marketing business and an increasing dependency on the sale of video product.

         As a result of this change, Time Warner's Music business segment no longer includes Time Warner's share of the operating results of Columbia House. Accordingly, the Music division's EBITA (as defined below), operating income and amortization of intangible assets have been restated in order to conform to the new presentation. There were no changes to previously reported revenues and depreciation expense.

                                                     Years Ended December 31,
                                                   --------------------------
                                                   1999      1998        1997
                                                   ----      ----        ----
                                                         (millions)
EBITA(a)
Cable Networks...............................    $1,397     $1,160     $  964
Publishing...................................       679        607        529
Music........................................       449        464        418
Filmed Entertainment(b)......................       997        695        604
Broadcasting-The WB Network..................       (92)       (93)       (88)
Cable(c).....................................     3,927      1,694      1,611
Digital Media................................       (17)         -          -
Intersegment elimination.....................       (10)       (94)       (54)
                                                 ------     ------     ------

Total business segment EBITA.................    $7,330     $4,433     $3,984

Entertainment Group EBITA reported on
   an unconsolidated basis(d)................         -     (2,166)    (1,850)
                                                 ------     ------     ------

Total consolidated EBITA.....................    $7,330     $2,267     $2,134
                                                 ======     ======     ======
---------------
(a) EBITA represents business segment operating income before noncash amortization of intangible assets.
(b) 1999 results include a net pretax gain of $215 million recognized in connection with the early termination and settlement of a long-term, home video distribution agreement and a pretax gain of $97 million relating to the sale of an interest in CanalSatellite, offset in part by a one-time, noncash pretax charge of $106 million relating to Warner Bros.'s retail stores.
(c) Includes net pretax gains relating to the sale or exchange of certain cable television systems and investments of approximately $2.247 billion in 1999, $108 million in 1998 and $212 million in 1997.
(d) Represents amounts previously reported for the Entertainment Group, adjusted by intercompany eliminations and other consolidating adjustments necessary for Time Warner to reflect the Entertainment Group on a consolidated basis.

                                                     Years Ended December 31,
                                                   --------------------------
                                                   1999      1998        1997
                                                   ----      ----        ----
                                                           (millions)
Operating Income
Cable Networks................................   $1,192       $960     $  765
Publishing....................................      627        569        481
Music.........................................      195        203        136
Filmed Entertainment(a).......................      796        479        389
Broadcasting-The WB Network...................      (96)       (96)       (88)
Cable(b)......................................    3,364      1,101      1,011
Digital Media.................................      (17)         -          -
Intersegment elimination......................      (10)       (94)       (54)
                                                 ------     ------      -----

Total business segment operating income.......   $6,051     $3,122     $2,640

Entertainment Group operating income
   reported on an unconsolidated basis (c)....        -     (1,636)    (1,399)
                                                 ------     ------      -----

Total consolidated operating income...........   $6,051     $1,486     $1,241
                                                 ======     ======     ======
---------------
(a) 1999 results include a net pretax gain of $215 million recognized in connection with the early termination and settlement of a long-term, home video distribution agreement and a pretax gain of $97 million relating to the sale of an interest in CanalSatellite, offset in part by a one-time, noncash pretax charge of $106 million relating to Warner Bros.'s retail stores.
(b) Includes net pretax gains relating to the sale or exchange of certain cable television systems and investments of approximately $2.247 billion in 1999, $108 million in 1998 and $212 million in 1997.
(c) Represents amounts previously reported for the Entertainment Group, adjusted by intercompany eliminations and other consolidating adjustments necessary for Time Warner to reflect the Entertainment Group on a consolidated basis.

                                                     Years Ended December 31,
                                                     ------------------------
                                                   1999      1998        1997
                                                   ----      ----        ----
                                                            (millions)
Amortization of Intangible Assets(a)
Cable Networks.................................  $  205     $  200     $  199
Publishing.....................................      52         38         48
Music..........................................     254        261        282
Filmed Entertainment...........................     201        216        215
Broadcasting-The WB Network....................       4          3          -
Cable..........................................     563        593        600
Digital Media..................................       -          -          -
                                                 ------     ------      -----

Total business segment amortization............  $1,279     $1,311     $1,344

Entertainment Group amortization reported
    on an unconsolidated basis (b).............       -       (530)      (451)
                                                 ------      -----     ------

Total consolidated amortization................  $1,279     $  781     $  893
                                                 ======     ======     ======
---------------
(a) Includes amortization relating to all business combinations accounted for by the purchase method, including the $14 billion acquisition of Warner Communications Inc. in 1989, the $6.2 billion acquisition of TBS in 1996 and the $2.3 billion of cable acquisitions in 1996 and 1995.
(b) Represents amounts previously reported for the Entertainment Group, adjusted by intercompany eliminations and other consolidating adjustments necessary for Time Warner to reflect the Entertainment Group on a consolidated basis.

                                                          December 31,
                                                          ------------
                                                   1999      1998        1997
                                                   ----      ----        ----
                                                          (millions)
Assets
Cable Networks................................. $ 9,940    $ 9,499    $ 9,441
Publishing.....................................   2,870      2,726      2,490
Music..........................................   7,204      7,038      6,449
Filmed Entertainment...........................  10,393     10,841     10,658
Broadcasting-The WB Network....................     284        244        113
Cable..........................................  18,380     16,094     17,766
Digital Media..................................      28          -          -
Corporate(a)...................................   2,140      1,509      1,682
                                                -------    -------    -------

Total business segment assets.................. $51,239    $47,951    $48,599

Entertainment Group assets reported
    on an unconsolidated basis(b)..............       -    (16,311)   (14,436)
                                                -------    -------    -------

Total consolidated assets...................... $51,239    $31,640    $34,163
                                                =======    =======    =======
------------------
(a)  Consists principally of cash, cash equivalents and other investments.
(b)  Represents  amounts  previously  reported  for  the  Entertainment   Group,
     adjusted by intercompany eliminations and other consolidating adjustments necessary for Time Warner to reflect the Entertainment Group on a consolidated basis.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April 21, 2000.


                                TIME WARNER INC.



                               By:       /s/ James W. Barge
                                   -------------------------------------
                               Name:    James W. Barge
                               Title:   Vice President and Controller